SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2023

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. V

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40418	85-2412613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493-6558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAG	The Nasdaq Stock Market LLC
Rights	MCAGR	The Nasdaq Stock Market LLC
Units	MCAGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the annual meeting of stockholders held on August 21, 2023 (the “Annual Meeting”), Mountain Crest Acquisition Corp V (the “Company”) filed an amendment No. 3 to its Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on August 21, 2023 (the “Amendment No. 3”), to (a) modify the terms and extend the date (the “Business Combination Period”) by which the Company has to consummate an initial business combination (the “Business Combination”) to November 16, 2024, provided that the Company deposits into the trust account (the “Trust Account”) an amount equal to $0.10 per outstanding share of common stock sold in the Company’s initial public offering (the “Public Share”) for each three-month extension commencing on November 17, 2023 by revising paragraph E of Article Sixth of the Charter; (b) eliminate the requirement to maintain $5,000,001 of net tangible book value prior to or upon consummation of a Business Combination (the “NTA Requirement”) by eliminating such requirement set forth in paragraph D of Article Sixth of the Charter; and (c) permit prior to a Business Combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on a Business Combination by eliminating the restrictions on such issuances set forth in paragraph G of Article Sixth of the Charter.

The Amendment No. 3 is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 21, 2023, the Company held the Annual Meeting. On July 28, 2023, the record date for the Annual Meeting, there were 2,654,874 shares of common stock of the Company entitled to be voted at the Annual Meeting, 2,298,703 shares of common stock of the Company or 86.58 % of which were represented in person or by proxy.

1.	Charter Amendment Proposals

Stockholders approved the proposals (the “the Charter Amendment Proposals”) to (a) modify the terms and extend Business Combination Period by which the Company has to consummate the Business Combination to November 16, 2024, provided that the Company deposits into the Trust Account an amount equal to $0.10 per outstanding Public Share for each three-month extension commencing on November 17, 2023 by revising paragraph E of Article Sixth of the Charter; (b) eliminate the NTA Requirement by eliminating such requirement set forth in paragraph D of Article Sixth of the Charter; and (c) permit prior to a Business Combination the issuance of common stock or securities convertible into common stock or the issuance of securities which vote as a class with the common stock on a Business Combination by eliminating the restrictions on such issuances set forth in paragraph G of Article Sixth of the Charter. Adoption of the Charter Amendment Proposals required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

a. Extension Amendment:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,291,900	6,803	0	0

b. NTA Requirement Amendment:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,291,900	6,803	0	0

c. Issuance Amendment:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,291,900	6,803	0	0

2.	Target Amendment Proposal

Stockholders approved the proposal (the “Target Amendment Proposal”) to remove the restriction proscribing the Company from consummating an initial business combination with a target business with its principal business operations in China (including Hong Kong and Macau). Adoption of the Target Amendment Proposal required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,291,900	6,803	0	0

3.	Directors Proposal

Stockholders approved the proposal (the “Directors Proposal”) to elect two (2) directors to serve until the 2026 annual meeting and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death. Adoption of the Directors Proposal required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

Nominee	FOR	Withheld	Broker Non-Votes
Todd Milbourn	2,291,900	6,803	0
Wenhua Zhang	2,291,900	6,803	0

4.	Auditor Proposal

Stockholders approved the proposal (the “Auditor Proposal”) to ratify the appointment of UHY LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Adoption of the Auditor Proposal required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,291,900	6,803	0	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Annual Meeting on August 21, 2023, 9,653 shares were tendered for redemption.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
3.1	Amendment No. 3 to the Amended and Restated Certificate of Incorporation of Mountain Crest Acquisition Corp., V dated August 21, 2023 (incorporated herein by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q filed with the SEC on August 21, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2023

MOUNTAIN CREST ACQUISITION CORP. V

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer

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